                                                                    EXHIBIT 10.2




                               FIFTH AMENDMENT TO
               SECOND AMENDED AND RESTATED OPERATING AGREEMENT OF
                                  GGPLP L.L.C.

         THIS FIFTH AMENDMENT (the "Amendment") is made and entered into this 11th day of April, 2003, by and among the undersigned parties.

                              W I T N E S S E T H:

         WHEREAS, a Delaware limited liability company known as GGPLP L.L.C. (the "Company") exists pursuant to the Delaware Limited Liability Company Act and that certain Second Amended and Restated Operating Agreement dated April 17, 2002, as amended (the "Restated Agreement"), among GGP Limited Partnership, a Delaware limited partnership (the "Operating Partnership"), GGP American Properties Inc., a Delaware corporation, Caledonian Holding Company, Inc., a Delaware corporation, General Growth Properties, Inc., a Delaware corporation ("GGPI"), and the other parties thereto;

         WHEREAS, on May 28, 2002, the Operating Partnership acquired all of the issued and outstanding shares of capital stock (the "VWL Shares") of Victoria Ward, Limited, a Hawaii corporation ("VWL"), pursuant to that certain Agreement and Plan of Merger dated as of April 6, 2002, among the Operating Partnership, VWL and VWL Hawaii, LLC, a Hawaii limited liability company;

         WHEREAS, following the acquisition of the VWL Shares by the Operating Partnership, the Operating Partnership contributed the VWL Shares to the capital of the Company and, in exchange therefor, the Company issued 49,788 additional Common Units (as defined in the Restated Agreement) to the Operating Partnership;

         WHEREAS, on July 10, 2002, the Operating Partnership acquired 3,638,562 common units of limited partnership (the "PDC Units") in Price Development Company, Limited Partnership, a Maryland limited partnership ("PDC"), pursuant to that certain Agreement and Plan of Merger dated as of March 3, 2002, among GGPI, the Operating Partnership, JP Realty, Inc., a Delaware corporation, PDC and the other parties thereto; and

         WHEREAS, following the acquisition of the PDC Units by the Operating Partnership, the Operating Partnership contributed the PDC Units and certain cash financing proceeds to the capital of the Company and, in exchange therefor, the Company issued 32,364 additional Common Units to the Operating Partnership; and

         WHEREAS, the parties hereto, being all of the holders of Common Units of the Company, desire to amend the Restated Agreement to reflect the capital contributions and issuances of additional Common Units described above.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

         1. CAPITALIZED TERMS. Capitalized terms used but not defined herein shall have the definitions assigned to such terms in the Restated Agreement, as amended hereby.

         2. NEW SCHEDULE A. Schedule A to the Restated Agreement, identifying the Members and the number and type of Units owned by them, is hereby deleted in its entirety and the Schedule A in the form attached hereto is hereby inserted in its place and stead.

         3. OTHER PROVISIONS UNAFFECTED. Except as expressly amended hereby, the Restated Agreement shall remain in full force and effect in accordance with its terms.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year first above written.


                                            MANAGING MEMBER:

                                            GGP LIMITED PARTNERSHIP, a
                                            Delaware limited partnership

                                            By: General Growth Properties, Inc.,
                                                a Delaware corporation, its
                                                general partner


                                                By: /s/ Bernard Freibaum
                                                   -----------------------------
                                                   Name: Bernard Freibaum
                                                        ------------------------
                                                   Title:   Vice President
                                                         -----------------------

                                            CERTAIN OTHER MEMBERS:

                                            CALEDONIAN HOLDING COMPANY, INC., a
                                            Delaware corporation

                                            By: /s/ Bernard Freibaum
                                                --------------------------------
                                                Name:  Bernard Freibaum
                                                     ---------------------------
                                                Title: Vice President
                                                      --------------------------

                                            GGP AMERICAN PROPERTIES INC., a
                                            Delaware corporation

                                            By: /s/ Bernard Freibaum
                                                --------------------------------
                                                Name:  Bernard Freibaum
                                                     ---------------------------
                                                Title: Vice President
                                                      --------------------------

                                   SCHEDULE A

                                     MEMBERS

          Member                               Common Units                Preferred Units
          ------                               ------------                ---------------
GGP Limited Partnership                          994,052                         0

Caledonian Holding Company, Inc.                  29,600                         0

GGP American Properties Inc.                      58,500                         0

GSEP 2000 Realty Corp.                              0                700,000 Series A Preferred Units

GSEP 2002 Realty Corp.                              0                240,000 Series B Preferred Units

DA Retail Investments, LLC                          0                 20,000 Series C Preferred Units


                                      A-1